UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 4, 2015

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant’s telephone number, including area code.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 4, 2015, DXP Enterprises, Inc. (the “Company”) entered into an equity distribution agreement (the “Distribution Agreement”) with Liquidnet, Inc. (“Liquidnet”) and BB&T Capital Markets, a division of BB&T Securities, LLC (“BB&T”), as sales agents for the Company thereunder (Liquidnet and BB&T collectively, the “Distribution Agents”), for the offer and sale from time to time by the Company through the Distribution Agents of the Company’s common stock, having an aggregate gross sale price of up to $50,000,000. Under the Distribution Agreement, the Company will pay the Distribution Agents a commission of up to 2.5%, in the aggregate for both Distribution Agents combined, of the gross proceeds from the sale of the Company’s common stock. Such offering will be made pursuant to the Company’s registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2013 (Registration No. 333-188907) (as amended, the “Registration Statement”).

Sales of the Company’s common stock, if any, will be made by means of ordinary brokers’ transactions on The NASDAQ Global Select Market at market prices or as otherwise agreed between us and the Distribution Agents. The foregoing description is a brief summary of the Equity Distribution Agreement and does not purport to be a complete statement of the parties’ rights and obligations under the Distribution Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On December 4, 2015, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, the Company filed with the SEC a Prospectus Supplement to its Registration Statement relating to the offering of the Company’s common stock. Exhibits 1.1, 5.1, and 23.1 to this Form 8-K relating to the offering of the Company’s common stock are hereby incorporated into such Registration Statement by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

1.1	Equity Distribution Agreement dated December 4, 2015 by and between DXP Enterprises, Inc., Liquidnet, Inc., and BB&T Capital Markets, a division of BB&T Securities, LLC.

5.1	Opinion of Norton Rose Fulbright US LLP.

23.1	Consent of Norton Rose Fulbright US LLP (the consent of Norton Rose Fulbright US LLP to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.

December 4, 2015	By:	/s/ Mac McConnell
Mac McConnell
Senior Vice President/Finance,
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Equity Distribution Agreement dated December 4, 2015 by and between DXP Enterprises, Inc., Liquidnet, Inc., and BB&T Capital Markets, a division of BB&T Securities, LLC.

5.1	Opinion of Norton Rose Fulbright US LLP

23.1
Consent of Norton Rose Fulbright US LLP (the consent of Norton Rose Fulbright US LLP to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).